Exhibit 99.1

Developing innovative therapeutics and diagnostics to address unmet needs Corporate Presentation / January 2022

Forward - Looking Statements This presentation contains forward - looking statements as defined in the Private Securities Litigation Reform Act of 1995 , as amended . Forward - looking statements are statements that are not historical facts . These forward - looking statements are generally identified by the words "anticipate", "believe", "expect", "estimate", "plan", "outlook", and "project" and other similar expressions . We caution investors that forward - looking statements are based on management’s expectations and are only predictions or statements of current expectations and involve known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from those anticipated by the forward - looking statements . Revelation cautions investors not to place undue reliance on any such forward - looking statements, which speak only as of the date they were made . The following factors, among others, could cause actual results to differ materially from those described in these forward - looking statements : the ability of Revelation to meet its financial and strategic goals, due to, among other things, competition ; the ability of Revelation to grow and manage growth profitability and retain its key employees ; the possibility that the Revelation may be adversely affected by other economic, business, and/or competitive factors ; risks relating to the successful development of Revelation’s product candidates ; the clinical utility of an increase in intranasal cytokine levels as a biomarker of viral infections ; the ability to complete planned clinical studies of REVTx - 99 ; risks relating to the successful completion of RVL - CLR 01 and RVL - VRL 01 clinical studies ; the risk that we may not fully enroll our clinical studies or enrollment will take longer than expected ; risks relating to the occurrence of adverse safety events and/or unexpected concerns that may arise from data or analysis from our clinical studies ; changes in applicable laws or regulations ; expected initiation of the clinical studies, the timing of clinical data ; the outcome of the clinical data, including whether the results of such study is positive or whether it can be replicated ; the outcome of data collected, including whether the results of such data and/or correlation can be replicated ; the timing, costs, conduct and outcome of our other clinical studies ; the anticipated treatment of future clinical data by the FDA, the EMA or other regulatory authorities, including whether such data will be sufficient for approval ; the success of future development activities for REVTx - 99 and expanded indications, REVTx - 200 , REVDx - 501 , or any other product candidates ; potential indications for which product candidates may be developed ; the potential impact that COVID 19 may have on Revelation’s suppliers, vendors, regulatory agencies, employees and the global economy as a whole ; the ability of Revelation to maintain the listing of its securities on NASDAQ ; the expected duration over which Revelation’s balances will fund its operations ; and other risks and uncertainties described herein, as well as those risks and uncertainties discussed from time to time in other reports and other public filings with the SEC by Revelation . 2

Development Pipeline 3 Pipeline consists of two therapeutic product candidates (REVTx - 99 and REVTx - 200) and one diagnostic product (REVDx - 501) Therapeutic Pipeline Discovery Preclinical Phase 1 Phase 2 Phase 3 Approval REVTx - 99 REVTx - 200 Diagnostic Pipeline Research Development Clinical Testing Approval REVDx - 501 Prevention of respiratory viral Infection Treatment of respiratory viral infection Chronic nasal congestion Adjunct to IM vaccine Detection of respiratory viral infection

Project Milestones

Project	Milestone	Estimated Timing
REVTx-99: *Nasal drops for the prevention and/or treatment of respiratory viral infection*	• Preclinical data (in vitro) for SARS-CoV-2 and variants	✓ Q1 2022
	• Preclinical data (in vivo) for SARS-CoV-2 and variants	Q2 2022
	• Phase 2 influenza viral challenge study top line data	Q2 2022
	• Phase 1 allergen challenge top line data	1H 2022
	• Phase 2b viral prophylactic efficacy study[1]	Q4 2022
REVTx-200: *Nasal drops for the improvement of IM vaccinations*	• Establish relation with vaccine development company(s)	1H 2022
	• Study REVTx-200 using established vaccines and nonclinical models	1H 2022
REVDx-501: *Point of care/at-home diagnostic for the detection of respiratory viral infection*	• Identify development and commercialization partner	1H 2022
	• Regulatory submission for approval	2H 2022

REVELATION BIOSCIENCES

1 Including a dose range finding study

4

Respiratory Viral Infections: A Perpetual Problem 5 Pathogen • Respiratory viruses enter through the nose and mouth, so how do you protect? • Masks and physical distancing offer only minimal protection • Vaccines offer good systemic protection, but effect is not immediate and they provide minimal mucosal protection (e.g. in the nose/mouth) » Effectiveness is limited by viral variation and by waning of antibodies • Oral antiviral medication may offer protection, but the drugs: » Act systemically and may have unwanted side - effects • Existing and emerging respiratory viruses effect large numbers of people annually and have a substantial social and economic impact including SARS - CoV - 2 Virus and viral variants, Influenzas, RSV, etc. • New Approaches to Prevent Viral infection and spread are urgently needed x Revelation’s products take advantage of the innate immune response and have the potential to work rapidly, pan - virally and across viral variation

The Innate Immune Response 6 • The adaptive immune response results in the production of pathogen specific antibodies » The production of antibodies takes days to weeks to develop » Vaccines take advantage of the adaptive immune response Experienced Management and Scientific Team Pathogen » It works via the production and activity of proteins known as cytokines and chemokines, these: ▪ Inhibit the ability of a virus to proliferate and survive ▪ Their activity is non - specific (working pan - virally) and the effects are immediate ▪ Recruit the adaptive immune response • The innate immune response is our first line of defense against viral invasion 6 x Revelation’s product candidates cause local activation of our innate immune defense to create a biologic (cytokine) shield to viral infection

- REVTx-99
- REVDx-200
- REVDx-501

The Importance of Cytokines and Innate Immunity

- Influenza and coronavirus related proteins can block interferon (one type of protective cytokine) production,[1,2] leading to more severe disease[3]
- Interferons have been shown to be effective vs influenza[4] and SARS-COV-2[5] in vitro
- Exogenous interferons given intranasally have been shown to be effective in preventing respiratory viral infections in humans[6], but interferons have drawbacks related to manufacturability and stability

IFN-α is beneficial for reducing clinically confirmed respiratory infection against multiple virus types in humans[6]

Virus	Placebo Group Infection Rate (%)	IFN-α Group Infection Rate (%)
Influenza A	22.6	6.4
Influenza B	15.8	4.3
Parainfluenza A	15.9	4.1
Adenovirus	7.2	3.1
Respiratory Syncytial Virus	2.8	0.8

✓ ***Revelation's therapeutic product candidates significantly increase key innate immune system protective cytokines locally in the nasal mucosa***

REVELATION BIOSCIENCES

[1]Virus Research, 2011, DOI:10.1016/j.viruses.2011.10.017
[2]PLoS ONE, February 1, 2012, DOI:10.1371/journal.pone.0030802
[3]Cell Host & Microbe 19, pg.181–193, February 10, 2016
[4]Emerging Microbes and Infections, Dec 11, 2019 DOI: 10.1080/22221751.2019.1698271
[5]Journal of Biological Chemistry, June 25, 2020 DOI: 10.1074/jbc.AC120.013788
[6]Vaccine, April 2010, DOI:10.1016/j.vaccine.2010.03.062
[7]Bio. Pharmacology Vol. 183, Jan. 2021, 114316 DOI:10.1016/j.bcp.2020.114316

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REVTx - 99 Intranasal solution for the Prevention of Respiratory Viral Infection

• REVTx-99
• REVTx-200
• REVDx-501

REVTx-99: How it works



- REVTx-99 may be useful as a prophylaxis or early treatment for respiratory viral infections
  - Active ingredient: Phosphorylated Hexa-Acyl Disaccharide (PHAD)
  - Delivered to the local intranasal cavity


REVTx-99 API
CD14
TLR4
Extracellular
TRAM
TRIF
IKKε
TBK1
Cytoplasm
IRF3
Nucleus
Protective Cytokines
IP-10
MCP-1
GCSF
IFN-α
IFN-β

- REVTx-99 activates the ***local innate immune response*** via stimulation of the TLR4 TRIF pathway causing:

- Production of protective cytokines including interferons (IFNs) and interferon related proteins

- The protective cytokines act locally to:
  - ✓ Blunt the ability of an invading virus to replicate and survive
  - ✓ Recruit the adaptive immune response

REVELATION BIOSCIENCES
9

- REVTx-99
- REVDx-200
- REVDx-501

Clinical Data Supports REVTx-99 Proposed Mechanism of Action

Phase 1 Healthy Volunteer Study with REVTx-99: Summary of Results

Study Design

- **Total number of subjects: 48** (6 cohorts, 8 subjects per cohort, 6 treated and 2 placebo)
- **Cohorts 1-5:** treated group (N=6) receives a dose of either 5, 15, 30, 50 or 100 µg **Cohort 6:** 8 subjects. Each treated group will receive a dose of 100 µg daily x 5
- **Readouts**: Safety measurements, systemic and nasal cytokine levels, systemic pK

Biomarkers

✓ *REVTx-99 significantly increased the levels of intranasal IP-10, a key cytokine that correlates with the desired biologic activity as well as other protective cytokines intranasally*

✓ Inflammatory cytokines (e.g., IL-6) were not upregulated intranasally

✓ No cytokines were not upregulated systemically supporting the concept that REVTx-99 acts locally

Safety

✓ All doses of REVTx-99 were well tolerated with no significant or serious adverse events

✓ Drug related adverse events were all mild and limited to the local nasal mucosa and included runny nose or mild nasal congestion at the higher doses

IP-10 response rate at 50 µg dose



Placebo
N: 24
Rate: 13%
50 µg
N: 12
Rate: 67%
P: < 0.01
Percent of Nostrils with >5-fold change from basline
80%
70%
60%
50%
40%
30%
20%
10%
0%
Placebo
50 ug

[1]A response was defined as a >5-fold increase in IP-10. The nostrils meeting the criteria of a response were assigned a 1, those that did not a 0. The percent response rate was calculated by dividing the number of responding nostrils by the total nostrils examined. A p-value was calculated using a t-test assuming equal variances comparing placebo to a specific dose group

REVELATION BIOSCIENCES

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- REVTx-99
- REVDx-200
- REVDx-501

IP-10: A Key Cytokine of Interest

Interferon-induced Protein 10 (IP-10) was identified a priori as the key cytokine of interest

IP-10 was identified a priori as the key cytokine of interest based on the following five characteristics:

1. IP-10 production requires interferon
2. IP-10 is a known TRIF dependent cytokine[1] that attracts and activates macrophage and dendritic, natural killer cells, and activated T lymphocytes
3. IP-10 is readily measured in nasal mucosal samples
4. IP-10 is actively upregulated at the onset of respiratory viral infection (e.g., infection with influenza, SARS-CoV-2, rhinovirus)
5. Stimulation of IP-10 has been shown to track with clinical efficacy in clinical viral challenge studies[2]

Response based on placebo	For the RVL-NHV01 study, **the average fold-change per nostril from baseline for placebo IP-10 was 1.5-fold** with a standard deviation of ± 1.4. 2 standard deviations = 4.3-fold placebo (95% confidence interval)
Response based on PREP-001 Data[2]	Response based on PREP-001 data: • **PREP median baseline:** 550 pg/mL • **PREP median value post dose:** 1920 pg/mL • **Fold-change from baseline:** 3.5-fold
Response rate	Based on the above, we defined a response of >5-fold increase in IP-10 as clinically meaningful

REVELATION BIOSCIENCES

[1]PLoS ONE, 2011 DOI:10.1371/journal.pone.0016333
[2]PREP-001 is a TLR-3 agonist that demonstrated effectiveness in preventing both infection with rhinovirus and influenza in human clinical studies. The primary cytokine upregulated by PREP101 is IP-10.

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REVTx - 99 Produced a Dose Dependent Increase in Intranasal IP - 10 12 x REVTx - 99 stimulated an intranasal dose dependent response for IP - 10 in the Phase 1 clinical study Presented is a box and whisker plot of the fold - change values for all data and time - points including the mean fold - change and p - value calculated using a t - test comparing placebo to each data set presented • REVTx - 99 • REVDx - 200 • REVDx - 501 x REVTx - 99 did not stimulate a systemic IP - 10 and PK data shows no systemic exposure above the 5 pg /mL limit of quantitation supporting the concept that REVTx - 99 acts locally

REVTx - 99 also Stimulated other Protective Cytokines MCP - 1 and IFN - ࢽ tracked with IP - 10 0 20 40 60 80 100 120 0 200 400 600 800 1000 1200 0 50 100 150 200 MCP - 1, IFN - g (pg/mL) IP10 (pg/mL) Time (hours) IP10-Right MCP1-Right IFN-g-Right 50 µg N: 11 Rate: 27% P: 0.05 0% 5% 10% 15% 20% 25% 30% Placebo 50 ug Percent of Nostrils with >4.5 - fold change from Baseline Placebo N: 24 Rate: 4% 0% 5% 10% 15% 20% 25% 30% Placebo 50 ug Percent of Nostrils with >7.7 - fold change from Baseline Placebo N: 22 Rate: 14% 50 µg N: 12 Rate: 17% P: NS IL - 7 IL - 6 • IL - 7, another TRIF protective cytokine trended in the right direction • IL - 7 is responsible for B and T cell development • IL - 6, an inflammatory cytokine was not upregulated • MCP - 1 and IFN - ࢽ , TRIF protective cytokines • At higher doses, MCP - 1 and IFN - ࢽ were also observed and tracked well with IP - 10 • REVTx - 99 • REVDx - 200 • REVDx - 501 - - 13

Nonclinical Data Demonstrates REVTx - 99 Activity vs SARS - CoV - 2 In Vitro x Additional testing ongoing including dose response, timing of dose and testing vs Omicron SARS - CoV - 2 Variant 0 0.5 1 1.5 2 2.5 3 3.5 Virus Control Pre-Treatment with REVTx-99 RAW SIGNAL (OPTICAL DENSITY) Human Primary Bronchial/Tracheal Epithelial Cells Treated with REVTx - 99 1 Hour Pre - SARS - CoV - 2 Delta Infection Cell - ELISA ≥57% reduction in SARS - CoV - 2 specific signal 0.00E+00 2.00E+04 4.00E+04 6.00E+04 8.00E+04 1.00E+05 1.20E+05 1.40E+05 1.60E+05 1.80E+05 2.00E+05 24h Virus Control (no REVTx-99) 24h pre-treatment with REVTx-99 QUANTITY A549 Adenocarcinomic Human Alveolar Basal Epithelial Cells (ACEII Receptor Engineered) Treated with REVTx - 99 24 Hours Pre - SARS - CoV - 2 Delta Infection RT - qPCR 57% reduction in SARS - CoV - 2 RNA 0 2000 4000 6000 8000 10000 12000 14000 16000 18000 Vehicle Control 0.25 µg/mL REVTX- 99 1 µg/mL REVTX-99 VIRAL TITER (PFU/ML) Calu - 3 Non - Small - Cell Lung Cancer Cell Line Treated with REVTx - 99 1 Hour Pre - SARS - CoV - 2 Delta Infection Plaque Assay 18.7% reduction 29.2% reduction REVTx - 99 Pre - Treatment Reduces SARS - CoV - 2 Delta Viral Load in 3 Cell Types 14

Preclinical Activity of PHAD in Mouse Model 1 Trends in Microbiology, October 1, 2002, DOI: 10.1016/S0966 - 842X(02)02426 - 5 15 0 10 20 30 40 50 60 70 80 90 100 -3 -2 -1 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 Percent survival Days post influenza challenge PHAD (Day -2) PHAD (Day 0) No Treatment Researchers have shown that PHAD protects against lethal influenza virus challenge 1 • REVTx - 99 • REVDx - 200 • REVDx - 501 x PHAD provides protection due to the activation of protective innate immune system cytokines

• Objective: To evaluate the efficacy of REVTx - 99 in reducing influenza virus load in the upper airways during infection • Primary Endpoint: Are a under the curve (AUC) of viral load by qPCR from nasal pharyngeal swabs • REVTx - 99 • REVDx - 200 • REVDx - 501 Next Step: Phase 2 Viral Challenge Study (De - Risking for Phase 3) 16 Study Title: A Phase 2, study assessing prophylactic efficacy of intranasal REVTx - 99 in an H3N2 influenza challenge model in healthy humans • Total number of subjects: 60 • 2 cohorts (30 per cohort; 1:1 Placebo vs Treatment) • Cohort 1: REVTx - 99 Day - 2 and Day - 1 (prior to infection) 50 µg single dose (25 µg per nostril) • Cohort 2: REVTx - 99 Day - 2 (prior to infection) 50 µg single dose (25 µg per nostril) Objective and Primary Endpoints Study Design x Study initiated in Q4 2021. Top - line data anticipated in Q2 2022

- REVTx-99
- REVDx-200
- REVDx-501

Market Need: REVTx-99 has Multiple Possible Uses with Potentially Large Markets

Seasonal Prophylaxis	Potential Target Population
Seasonal virus prophylaxis (e.g. influenza season)	At Risk Population. For example: • Health care workers • Elderly • Immunocompromised

Situational Prophylaxis	Potential Target Population
REVTx-99 can be taken prophylactically prior to an anticipated potential exposure	General population. For example: • Travelers • Visitors to hospitals, nursing homes

Contact Prophylaxis	Potential Target Population
REVTx-99 can be taken prophylactically to prevent infection if exposed to someone with an active infection	General population. For example: • Family • Coworkers • Visitors to a doctor's office

REVELATION BIOSCIENCES

17

KOL Reactions to REVTx - 99 KOLs have favorable reactions to REVTx - 99 and were excited about its potential for use as a prevention for multiple types of viral infection 18 “It looks very compelling. It certainly addresses a lot of viral pathogens. The key one right now is COVID, but this potentially gives clinicians in an outpatient setting at least something to offer a patient other than what we’ve been doing, which isn’t much - so this is encouraging.” Family Medicine, AZ “From the data provided, I think the prevention data is more promising than efficacy for treatment. The reduction of disease course by one day is a moderate reduction.” Family Medicine, CA “The fact it can treat a multitude of viruses is a huge deal. A lot of places make the [treatment] decision without having a multi - viral PCR, so that’s a huge deal.” Disease Specialist, NC “The thing that strikes me most is that prevention seems to be more promising than treatment in reduction of risk to ¼ that of placebo. As far as treatment, it shows maybe a mild improvement. It looks like it’s a bit helpful but not as much as I would expect.” Internal Medicine, TX “So, if we have the data that shows it prevents transmission but also treats the infection with the given dose and course of 1 - 5 days, this would be a miracle drug.” Infectious Disease, VA Source: Destum Partners Research

REVTx - 99 For the Treatment of Chronic Nasal Congestion

Rationale for Chronic Nasal Congestion: Eotaxin, Allergies and REVTx - 99 • Eotaxin , an inflammatory cytokine, propagates allergies and inflammation through binding to the CCR3 receptor, which is expressed on a range of different cell types No REVTx - 99 With REVTx - 99 IP10 • REVTx - 99 • REVDx - 200 • REVDx - 501 • IP - 10, produced via REVTx - 99 stimulation, binds to CCR3 and will directly compete with eotaxin binding CCR3, limiting immediate inflammation to provide rapid relief • In addition, TRIF stimulation biases toward a Th1 cellular responses (protective), versus a Th2 cellular response (inflammatory) potentially resulting in sustained relief 20

Phase 1b Nasal Challenge Study (RVL - CLR01) Study Title: Effect of REVTx - 99 on Nasal Challenge with Allergen in Participants with Chronic Rhinosinusitis without Polyps Milestones • Enrollment up to 28 participants, randomized 1:1 across 4 cohorts • This will be a Phase 1b, randomized, double - blind, placebo - controlled, crossover design • Enrollment up to 28 participants, across 2 drug regimen investigations (Part 1 and Part 2) • Part 1 (pre - challenge study), n=14, randomized 1:1 between 2 cohorts (7 per cohort) that will complete both treatment arms (REVTx - 99 and placebo) in a crossover manner • Part 2 (post - challenge study), n=14, randomized 1:1 between 2 cohorts (7 per cohort) that will complete both treatment arms (REVTx - 99 and placebo) in a crossover manner Study Design • Primary Objective: To evaluate the effects of REVTx - 99 versus placebo on nasal symptoms elicited by nasal allergen challenge (NAC) administered after study drug administration (Part 1) and before study drug administration (Part 2) • Primary Endpoint: Area under the curve (AUC) TNSS (0 - 60 minutes after NAC) Objective and Primary Endpoints Status and Timing • REVTx - 99 • REVDx - 200 • REVDx - 501 x Study initiated in Q4 2021. Top - line data anticipated in 1H 2022 21

REVTx - 200 Intranasal PHAD ® for Improved Intramuscular (IM) Vaccination

• REVTx-99
• REVDx-200
• REVDx-501

REVTx-200 Overview

- REVTx-200 is being developed as an intranasal adjunct to intramuscular vaccines to produce a superior, more complete immunization
  - ➢ REVTx-200 is based on the same platform as REVTx-99
- Development rationale
  - ➢ IM vaccination typically results in a robust immune response imparting systemic immunity, but elicitation of a weak mucosal response
  - ➢ REVTx-200 stimulates the mucosal immune response to induce production of secretory IgA, cytokines, and chemokines, which in turn recruit vaccine-specific T and B cells to the mucosal space, further enhancing the protection of the selected vaccine

✓ ***REVTx-200 has the potential to be used with most respiratory viral vaccines currently in use or being developed***

  - ➢ Identify and work with multiple partners with existing vaccines to evaluate REVTx-200 nonclinically in 1H 2022
  - ➢ Strong scientific advisory board formed to guide this effort
  - ➢ Initial clinical studies will likely be viral challenge in nature, post immunization

REVELATION BIOSCIENCES

23

Strong Scientific Advisory Board Formed Catherine Blish M.D., Ph.D. Dr. Blish is a Professor of Medicine and Immunology and the Associate Dean for Basic and Translational Research at the Stanford University School of Medicine . Her research is dedicated to learning how to harness the immune system to prevent and cure diseases. Her lab studies host - pathogen interactions, with a particular focus on innate immune responses to a diverse array of pathogens including HIV, dengue virus, influenza, tuberculosis, and SARS - CoV - 2. Joseph A. Bellanti , M.D. Dr. Bellanti is a Professor of Pediatrics and Microbiology and Immunology and Director of the International Center for Interdisciplinary Studies of Immunology (ICISI) at Georgetown University Medical Center. Dr. Bellanti’s investigative efforts have focused on antimicrobial research, evaluation of new vaccine strategies and developmental immunology. This work resulted in a succession of seminal research contributions including the characterization of the IgM response of the newborn, the identification of the antiviral role of secretory IgA in respiratory secretions and the cellular immune responses to viral infections following immunization or natural infection. Paul Spearman M.D. Dr. Paul Spearman is a Professor in the Department of Pediatrics at the University of Cincinnati School of Medicine, Director of the Division of Infectious Diseases and Albert B. Sabin Chair in Pediatric Infectious Diseases at Cincinnati Children’s Hospital Medical Center. His lab studies focus on fundamental aspects of HIV biology and pathogenesis. In addition, he is directing vaccine trials for adults and children, which extends his research beyond HIV to Ebola, SARS - CoV - 2 and other pathogens. His team is currently developing virus - like particle vaccines for Ebola, HIV and SARS - CoV - 2. Dr. Spearman is a member of the Leadership Group for the Infectious Diseases Clinical Research Collaborative, which aligns with the Division of Microbiology and Infectious Diseases within the National Institute of Allergy and Infectious Diseases. 24

REVDx - 501 Rapid testing kit for viral infection

- REVTx-99
- REVTx-200
- REVDx-501

REVDx-501: Broadly Applicable to Most Infectious Viruses

Overview

- REVDx-501 (REVID™) is a diagnostic device in development for the detection of respiratory viral infection (SARS-CoV-2, influenza A and B, parainfluenza, etc.)
- REVDx-501 detects IP-10, a key cytokine that is upregulated in nasal and oral secretions at the onset of respiratory viral infection
- Easy to use and understand kit that can be deployed anywhere
  - Lateral flow format (similar to a pregnancy test kit)
  - No equipment required to read
  - Sample collected by simple swab of the lower portion of the nostril (nares)
- Inexpensive and easy to manufacture
- Rapid point-of-care (POC) results: <15 minutes
  - Allows for repeated or daily testing
- Kit design minimizes assignment of false negative:
  - Results correlate well with PCR for COVID-19 (100% positive agreement for replicating virus)
- Regulatory submission for approval planned for 2H 2022

The REVID™ Device



Sample pad
Test Line
Sample Control Line
Assay Control Line
Approximately ½ inch

- Test Line (red): If present, indicates viral infection
- Sample Control Line (navy blue): demonstrates sample properly collected
- Assay Control Line (red): demonstrates device works

REVELATION BIOSCIENCES
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A Universal Screening Tool Current Testing Paradigm • REVID Rapid Screen allows for testing of large bodies of people because test: ▪ Works regardless of virus type and any viral variants ▪ Is rapid ▪ Is inexpensive REVID Œ Rapid Screen REVID Rapid Screen will allow large numbers of people to be screened regardless of type of virus • Current testing for respiratory viral infection does not allow for testing of large bodies of people effectively because testing is: ▪ Specific ▪ Slow ▪ Expensive All Comers All Comers All Comers No Virus All Comers • REVTx - 99 • REVTx - 200 • REVDx - 501 27

Market Need: REVDx - 501 has Multiple Possible Uses with Potentially Large Markets 28 The simplicity of the kit will allow individuals to make informed decisions on their general health and whether to quarantine or go about daily life Individual Screening Tool Potential Target Population General population The simplicity and rapidity of the test kit allows for the screening of large numbers of people efficiently Institutional Screening Tool Potential Target Population Businesses with large crowds or at - risk individuals x Sports/concert arenas x Airports x Nursing homes x Hospitals 28 REVID Œ Rapid Screen can make more efficient usage of PCR testing by screening out those who do not have an infection up front Pre - PCR Screening Tool Potential Target Population Health care facilities 28 • REVTx - 99 • REVTx - 200 • REVDx - 501

- REVTx-99
- REVTx-200
- REVDx-501

Excellent Correlation between REVID™ and PCR for COVID

	COVID PCR Positive (N=37)	COVID PCR Negative (N=153)
REVID Positive	37	21
REVID Negative	0	132

- Samples were collected from symptomatic and asymptomatic subjects
  - Symptomatic subjects included those presenting with fever, cough, loss of taste or loss of smell
  - Samples were tested by PCR and using the REVID test kit

Assay Performance	
False Negative Rate	0%
False Positive Rate	14%

- The results from the REVID Test Kit are in good agreement with PCR
  - 0% false negative rate for replicating SARS-CoV-2 virus
  - 14% false positive rate attributed to symptomatic subjects who had infection with a virus other than SARS-CoV-2 (e.g. rhinovirus infection)

REVELATION BIOSCIENCES
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Management Leadership and Board of Directors

Board – R&D Leadership, Therapeutic & Diagnostic Development, Commercialization, Finance and Transactional Success George Tidmarsh M.D., Ph.D. Chairman M.D. and Ph.D. from Stanford University. Currently Adjunct Faculty of Pediatrics and Neonatology. Over 30 years of experience in biotechnology, including the successful clinical development of 7 FDA - approved drugs. CEO Secretary and a Director of La Jolla Pharmaceutical, Founder and Chief Executive Officer of Horizon Pharma, Threshold Pharmaceuticals. Jennifer Carver Director Over 19 years of industry experience. Formerly Chief Operating Officer at Kartos Therapeutics, Chief Operating Officer at La Jolla Pharmaceutical Company development, approval and launch of GIAPREZA. Spectrum Pharmaceuticals and Allos Therapeutics, leading teams through the development and approval of Belionostat and Folotyn respectively. Jess Roper C.P.A. Director Over 20 years of financial and audit experience in the sectors of medical device, life sciences, technology, manufacturing, and financial institutions. Currently serves as a Board Member and Audit Chair for Biolase. Senior Vice President and Chief Financial Officer of Dexcom; PricewaterhouseCoopers. Curt LaBelle M.D. Director Over 20 years of industry experience. President of the Global Health Investment Fund (GHIF). M.D. and M.B.A from Columbia University. 31

Management has a Strong History Building Successful Commercial Organizations (e.g., 4 NASDAQ and 1 NYSE Listings) James Rolke Director and Chief Executive Officer Over 30 years of experience in the biotechnology industry. Chief Scientific Officer of La Jolla Pharmaceutical Company, development of multiple technologies including 6 INDs and 2 marketing approvals. Chief Technology Officer at Pluromed, Inc. (acquired by Sanofi) approvals of two medical devices via the 510K and PMA approval pathways. Chester Zygmont, III Chief Financial Officer Over 17 years of experience in finance. Interim CFO and Senior Director of Finance, at La Jolla Pharmaceutical Company. During Mr. Zygmont’s tenure at La Jolla, he brought the company to its NASDAQ listing. While at La Jolla it grew from a market cap of $2.5 million to over $875 million, with trading volume increasing from $2,500 to over $15 million per day. Joseph Ninosky Vice President, CMC Over 18 years of experience in the life sciences. Most recently, as project champion for key programs while a Sr. Director at La Jolla Pharmaceutical Company. He has led numerous development, scale - up, and tech transfer projects in the drug arena, with experience involving peptide, oligonucleotide, small molecule, and ganglioside drug substances. Carol Odle Vice President, Clinical Ops Over 30 years of industry experience working for clinical sites, CROs and a Pharmaceutical Company on numerous indications. Site experience includes Executive Director and part owner of a clinical research site. Sandra Vedrick Vice President, Human Resources and Investor Relations For the 6 years prior to joining Revelation, Ms. Vedrick was Senior Director and Head of Investor Relations and Human Resources at La Jolla Pharmaceutical Company. Picture to be updated Picture to be updated 32 Robin Marsden Vice President, Biology Over 25 years of experience in biotechnology, which has included executing the successful bioanalytical and immunogenicity strategy supporting three FDA - approved products: Symlin and Byetta and Giapreza .

Key Takeaways 33 Revelation Portfolio Scientific Rationale Near Term Value Drivers Experienced Management and Scientific Team

Financial Overview

35 Beneficial holders Percent George Tidmarsh, M.D., Ph.D. 14.0% All other management 11.1% Total management 25.1% Petra Investment Holdings, LLC 13.7% AXA IM Prime Impact Fund 13.2% LifeSci Venture Partners II, LP & Affiliates 8.6% Monashee Investments 6.3% Meteora Capital Partners 5.8% Cap Table Shares Common Stock 12,944,213 Public Warrants 10,511,597 Private Warrants 167,867 Equity Comp. 460,706 Equity Pool 1,294,421 Fully Diluted 25,378,804 25.1% 47.6% 27.3% Ownership Management Institutional Public Financial Overview

Thank you!